UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): September 22, 2007

                                Con-way Inc.
           (Exact name of registrant as specified in its charter)

            Delaware                     1-5046           94-1444798
---------------------------------   --------------------------------------
  (State or other jurisdiction         (Commission       (IRS Employer
        of incorporation)             File Number)    Identification No.)

 2855 Campus Drive, Suite 300, San Mateo, California         94403
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      (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (650) 378-5200

        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 22, 2007, the Compensation Committee of the Board of Directors of Con-way Inc. (the "Company") approved the following amended and restated plans in which the chief executive officer, chief financial officer and named executive officers are eligible to participate, in order to modify the plans so as to comply with Section 409A of the Internal Revenue Code and the Treasury regulations promulgated thereunder: Con-way Inc. 2005 Deferred Compensation Plan for Executives and Key Employees (the "2005 Deferred Compensation Plan"); Con-way Inc. 1993 Deferred Compensation Plan for Executives and Key Employees (the "1993 Deferred Compensation Plan"); Con-way Inc. 2005 Supplemental Excess Retirement Plan; and Con-way Inc. Supplemental Retirement Savings Plan.

The two Deferred Compensation Plans were also amended to implement some minor administrative changes. The administrative changes include: (i) changing the date of determination of the applicable interest rate from 10 days prior to the end of a quarter to the first day of that quarter; (ii) modifying the payment provisions to allow for reasonable administrative delays; and (iii) providing for reasonable changes to the dates of crediting and valuation of accounts to facilitate administration.

Each of the amended and restated plans is effective as of January 1, 2008. Copies of the amended and restated plans are attached as Exhibits 99.1 through 99.4.

The Compensation Committee also approved changes to the Company's executive perquisites program, effective January 1, 2008. In 2008, the Company's named executive officers and other qualifying executives will receive two taxable lump sum payments of $4,000 each, payable January and July, which will be provided in lieu of Company payment of, or reimbursement for, an annual physical examination, tax preparation and financial and estate planning, airline club memberships, long-term care insurance benefits and most other perquisites previously provided by the Company. In addition, these executives will continue to receive the use of an automobile under the Company's existing leasing program with Ford Motor Company and will be eligible to receive matching donations from the Company, up to $5,000, for donations made by the executive to an accredited college or university. The Company will provide no other perquisites to executives.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

 Exhibit     Exhibit Title or Description
 Number

 99.1 Con-way Inc. 2005 Deferred Compensation Plan for Executives and Key Employees, Amended and Restated Effective January 1, 2008

 99.2 Con-way Inc. 1993 Deferred Compensation Plan for Executives and Key Employees

 99.3 Con-way Inc. 2005 Supplemental Excess Retirement Plan, Amended and Restated Effective January 1, 2008

 99.4 Con-way Inc. Supplemental Retirement Savings Plan, Amended and Restated Effective January 1, 2008


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     CON-WAY INC.


                     By:     /s/ Jennifer W. Pileggi
                             ------------------------------------------
                     Name:   Jennifer W. Pileggi
                     Title:  Senior Vice President, General Counsel and
                             Secretary
 Date: September 26, 2007